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                                                                    EXHIBIT 10.5

                                 BALCONES NORTH

                                 OFFICE BUILDING



                             OFFICE LEASE AGREEMENT



                                 LEASE AGREEMENT
                                 BY AND BETWEEN
                         RGK RENTALS, LTD., AS LESSOR
                                       AND
                          APPLIED SCIENCE FICTION, INC
                                    AS LESSEE



                                 March 19, 1998
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                                 LEASE AGREEMENT

STATE OF TEXAS    )
                  )
                  )    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS  )

     1. PARTIES. This Lease Agreement (the "Lease") is made and entered into by and between RGK RENTALS, LTD., a Texas limited partnership (hereinafter referred to as the "Lessor") and APPLIED SCIENCE FICTION, INC., a Delaware corporation (hereinafter referred to as "Lessee").

     2. LEASED PREMISES. In return for the consideration, covenants and agreements hereinafter set forth to be paid, observed and/or performed by Lessee, Lessor hereby demises and lets unto Lessee, and Lessee does hereby lease from Lessor, that certain real property and improvements including an approximately 53,984 rentable square foot building (the "Building") together with the related parking, driveways and landscaped areas, locally known as 8920 Business Park Drive in Austin, Travis County, Texas, legally described as Lot 1, Block A, North Crossing Subdivision, Section I-B, City of Austin, recorded at Volume 80, Page 286 of the Plat Records of Travis County, Texas (all of which is hereinafter collectively referred to as the "Leased Premises") indicated on the Site Plan attached hereto as Exhibit A.

     3. TERM, RENEWAL AND CANCELLATION. The term of this Lease shall commence on April 1, 1998, ("Commencement Date") and shall end on March 31, 2003 (the "Term"). Lessee shall have two (2) two-year renewal options at then market rates. Market rates shall be governed by Exhibit D attached hereto. In the event Lessee desires to exercise such option to renew this Lease, Lessee shall give Lessor 180 days prior written notice of such exercise. After the first thirty-six (36) months of this Lease, Lessee shall have the right to cancel the Lease by giving Lessor one-hundred and eighty (180) days written notice and by paying Lessor Two Hundred and Fifty Thousand Dollars ($250,000) plus the then unamortized portion of the cost of Lessor's Allowance for Improvements (as defined in paragraph 22 herein) and brokerage fees. Any sublease agreements, pursuant to paragraph 18 below, shall contain appropriate cancellation provisions, reflecting Lessee's right to terminate this Lease contained in this Paragraph 3.


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Lessor                                                                  Lessee

                                       1
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     4. COMMENCEMENT OF LESSEE'S POSSESSION. On March 20, 1998, Lessee has
possession of the Leased Premises subject to all the terms of this Lease, with the exception of the payment of rent which will commence on April 1, 1998, as more fully described below.

     5.   RENTAL PAYMENTS.

     (a) Commencing on the Commencement Date and continuing throughout the Term, Lessee hereby agrees to pay the Base Rental as described in paragraph 6, plus Forecast Additional Rental and Additional Rental as descfibed in paragraph 7. The Base Rental and Forecast Additional Rental shall be due and payable in equal installments on the first day of each calendar month during the Term and any renewals or extensions thereof, and Lessee hereby agrees to make such payments monthly in advance to Lessor at Lessor's address as provided herein (or such other address as may be designated by Lessor from time to time).

     (b) If the Term commences or terminates on other than the first day of a calendar month or terminates on other than the last day of a calendar month, then the installments of Base Rental and Forecast Additional Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. The payment for such prorated month shall be calculated by multiplying the monthly installment by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be the total number of days occurring in said commencement or termination month. Also, if the Term commences or terminates on other than the first day of a calendar year, Additional Rent shall be prorated for such commencement or termination year, as the case may be, by multiplying each by a fraction, the numerator of which shall be the number of days of the Term during the commencement or termination year, as the case may be, and the denominator of which shall be 365.

     (c) Lessee shall pay all rent and other sums of money as they shall become due and payable to Lessor under this Lease at the time and in the manner provided herein, without demand, set-off or counterclaims. At Lessor's option, Lessee shall pay (i) five percent (5%) of the monthly rent (including Base Rental, Forecast Additional Rental and all other sums owed by Lessee to Lessor under the provisions this Lease), if same are not fully paid within ten (10) days of the due date as specified herein, or (ii) $25.00 per day from due date (if not paid within ten (10) days of due date) until all sums due, including late charges, are paid in full. The parties hereby agree that such charges represent a fair and reasonable estimate of expenses Lessor


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Lessor                                                                  Lessee

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would incur by reason of Lessee's late payments. Acceptance of such late charge by Lessor shall neither constitute a waiver of Lessee's default nor, in the event of Lessee's default, shall it prevent Lessor from exercising any rights or remedies specified herein or otherwise.

     6. BASE RENTAL. (Beginning on April 1, 1998, Lessee shall pay to Lessor a monthly rental (the "Base Rental") as follows:



April 1, 1998       until   September 30, 1998   $20,625.00 per month
October 1, 1998     until   December 31, 1998    $35,291.67 per month
January 1, 1999     until   March 31, 1999       $49,485.33 per month
April 1, 1999       until   March 31, 2000       $58,482.67 per month
April 1, 2000       until   March 31, 2002       $62,981.33 per month
April 1, 2002       until   March 31, 2003       $71,978.67 per month

     7.   ADDITIONAL RENTAL.

     (a) Beginning on the Commencement Date and continuing thereafter for each calendar year during the Term, Lessor shall present to Lessee, prior to the beginning of said period, a statement of Forecast Additional Rental. Lessee shall pay Forecast Additional Rental in equal monthly installments in advance. "Forecast Additional Rental" shall mean Lessor's reasonable estimate of Additional Rental. Lessee shall be liable also for any Additional Rental.

     (b) The term "Additional Rental" shall mean Lessor's Actual Operating Expenses (defined below in paragraph 8) for the Leased Premises incurred during each calendar year.

     (c) By April 1 of each year during the Term, or as soon as possible thereafter, Lessor shall provide Lessee a statement showing the Actual
Operating Expenses for the twelve-month period then ended, and a statement prepared by Lessor comparing Forecast Additional Rental with Additional Rental. In the event that Forecast Additional Rental exceeds Additional Rental for said calendar year, Lessor shall pay Lessee (in the form of a credit against rentals next due) an amount equal to such excess. In the event that the Additional Rental exceeds Forecast Additional Rental for said calendar year, Lessee shall pay Lessor, within thirty (30) days of receipt of the statement, an amount equal to such difference. The calculation described in this paragraph 6(c) shall be made as soon as possible after the termination of the Lease, and all provisions of this Lease relating to said calculation shall survive the termination of this Lease.

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Lessor                                                                  Lessee

                                       3
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     8. LESSOR'S ACTUAL OPERATING EXPENSES. Lessor shall pay all of Lessor's
"Actual Operating Expenses," which term shall include solely the following:

     (a) Ad valorem taxes for the Leased Premises.

     (b) Casualty insurance on the Leased Premises to be carried by Lessor as described in paragraph 12 below.

     9. LESSEE'S OPERATING EXPENSES. Lessee is responsible for paying when due Lessee's Operating Expenses for the Leased Premises. The term "Lessee's Operating Expenses" shall mean the aggregate all of operating and maintenance expenses incurred by Lessor or Lessee in connection with the Leased Premises, other than Lessor's Actual Operating Expenses, and shall include without limitation the following:

     (a) The cost of all wages, salaries and any ancillary expenses of all employees actually engaged in operation and maintenance of the Leased Premises, including taxes, insurance and benefits relating thereto.

     (b) The cost of all supplies and material used in operation and maintenance of the Leased Premises.

     (c) The cost of all utilities, including but not limited to electric, gas, water, heating, lighting, air conditioning and ventilation of the Building.

     (d) The cost of all maintenance, service and operating agreements for the Leased Premises and related equipment, including but not limited to security service, window cleaning, elevator maintenance and janitorial service.

     (e) The gross cost of liability insurance applicable to the Leased Premises and Lessor's personal property used in connection therewith; excluding however cost of casualty insurance on the Building included in Lessor's Actual Operating Expenses.

     (f) The cost of all taxes and assessments and governmental charges whether federal, state, county or municipal, whether they be by taxing district or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Leased Premises or its operator and maintenance or its operation,

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Lessor                                                                  Lessee

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excluding only Lessor's federal and state taxes on income, franchise tax and inheritance tax. Lessee will be responsible for all ad valorem taxes on its personal property and on the Leased Premises not covered by Lessor's Actual Operating Expenses as described above. If any such taxes, assessments or charges are paid by Lessor, Lessee will reimburse Lessor therefor, upon Lessor's demand accompanied by a supporting statement setting forth Lessor's reasonable calculation of the amount of such taxes chargeable to the Leased Premises.

     (g) The cost of repairs, replacements and maintenance on or of the Leased Premises (excluding repairs to the structure, foundation and the exterior walls of the Building or replacement of the roof membrane). Lessee's obligation to maintain, repair and make replacements to the Leased Premises shall cover, but not be limited to, pest control (including termites), roof repairs, trash removal and the maintenance, repair and replacement of all window glass, HVAC, electrical, plumbing, fire and security and other mechanical systems.

     (h) The cost of expenditures, capital or otherwise, made for the specific purpose of installing equipment, devices or materials intended to reduce operating expenses of the Building if required by law or regulation of a governmental authority.

     (i) The cost of landscaping and any other costs necessary to maintain the Leased Premises in a first class condition.

     10. SECURITY DEPOSIT. Upon the execution of this Lease, Lessee shall pay Lessor a security deposit in the amount of Three Hundred Thousand Dollars ($300,000) as security for Lessee's full performance of all the provisions of this Lease. If Lessee fails to pay rent or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of the security deposit for the payment of Base Rent, Additional Rent, or any other charge in default, or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of the security deposit, Lessee must within five days after written demand, deposit cash with Lessor in any amount sufficient to restore the security deposit to the original amount and Lessee's failure to do so is a material breach of this Lease. The security deposit shall be placed in an interest bearing account or other instruments chosen by Lessee in Lessor's name at a bank chosen by Lessee. If Lessee performs all of Lessee's obligations hereunder, the security deposit, or as much thereof as has not been applied by Lessor shall be returned to Lessee with accrued interest. At the end of the


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Lessor                                                                  Lessee

                                       5
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twenty-fourth month of this lease, so long as Lessee has paid all Base Rental and Additional Rental amounts on or before the due date each month, Lessor will refund $75,000 of Lessee's security deposit. At the end of the thirty-sixth month of this lease, so long as Lessee has paid all Base Rental and Additional Rental amounts on before the due date each month, Lessor will refund $50,000 of Lessee's security deposit plus one-half of the accrued interest on Lessee's security deposit. At the end of the forty-eighth month of this lease, so long as Lessee has paid all Base Rental and Additional Rental amounts on or before the due date each month, Lessor will refund $50,000 of Lessee's security deposit plus one-half of the accrued interest over the last twelve months. Lessee will request in writing any refunds of its security deposit. Lessee's security deposit shall never drop below $150,000.

     11. LESSEE'S DUTIES.

     (a) Use of Leased Premises. The Leased Premises are to be used and occupied by the Lessee solely for the purpose of general office, engineering labs and computer rooms and for no other purpose without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee agrees not to commit or suffer to be committed on the Leased Premises any nuisance or other act or thing against public policy or which violates any law or governmental regulation or which is disreputable or which may disturb the quiet enjoyment of any sublease of the Building. Lessee will not use, occupy, or permit the use or occupancy of the Leased Premises for any unlawful, disreputable, immoral, or hazardous purpose, or maintain or permit the maintenance of any public or private nuisance, or keep any substance or carry on or permit any operation which might emit offensive odors into other portions of the Building or permit anything to be done which would increase the fire insurance rate of the Building or contents or which could lead to the cancellation of the fire insurance coverage.

     (b) Condition of the Leased Premises. Lessee shall not damage the Leased Premises and will maintain the Leased Premises in a clean, attractive condition and in good repair, ordinary wear and tear excepted. Upon termination of this Lease, Lessee will surrender and deliver up the Leased Premises in good order and repair and in the same condition as upon the Commencement Date of this Lease, ordinary wear and tear excepted.

     (c) Compliance with Laws. Lessee will comply with all applicable federal, state, municipal and other laws, ordinances, rules, and regulations applicable to the Leased Premises and to the business conducted therein by Lessee, including without limitation the American's

/s/                                       /s/
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Lessor                                                                  Lessee

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with Disabilities Act (collectively, "Applicable Laws"). Within fourteen (14)
days of receipt, Lessee shall forward to Lessor copies of any notices received from any governmental authority regarding noncompliance with any Applicable Laws. Lessor represents and warrants to Lessee, that to the best of Lessor's knowledge, that at the commencement of the Lease, the Leased Premises are in compliance with all applicable laws.

     (d) Liens. Lessee shall allow no liens to be filed against the Leased Premises, or any part thereof, and shall promptly cause the release any liens that are filed against the Leased Premises, or any part thereof

     (e) Alterations, Addition and Improvements. Lessee covenants and agrees not to permit the Leased Premises to be used for any purpose other than that stated in paragraph 10(a) hereof, or make or allow to be made any alterations or physical additions in or to the Leased Premises, or place on the Leased Premises any signs visible from outside the Leased Premises, or place any safes or vaults (whether movable or not) upon or in the Leased Premises, without first obtaining the written consent of Lessor. All plans and drawings pertaining to buildout or remodeling of the Building exterior, corridors or core, shall first be submitted to Lessor for review and reasonable determination of Lessor's approval or disapproval. Remodeling and buildout of the general office and lab areas are excluded from Lessor review. Within 7 days of any and all remodeling, Lessee will provide Lessor an electronic file and blue line drawing of changes to the as-built of the Building. Any and all such alterations, physical additions, or improvements made to the Leased Premises shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease, whether by lapse of time or otherwise; however, this clause shall not apply to movable equipment or furniture owned by Lessee, provided no damage is caused to the Leased Premises by the removal thereof If not in default at the termination of this Lease, Lessee may remove all such fixtures, equipment, decoration, furniture or other such items installed by Lessee. Any damage occasioned and caused by the installation or removal of such fixtures and equipment shall be repaired at Lessee's expense. Upon written request by Lessor, Lessee shall remove all such furniture and equipment and repair the damage caused by the removal of same. In the event Lessee does not remove such fixtures, equipment and other installed items, Lessor shall have the right to remove the same and to repair any damage caused by such removal, and Lessee shall be obligated to pay the cost of such removal and repair.


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Lessor                                                                  Lessee

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     (f) Rules and Regulations. Lessee shall comply with the Rules and
Regulations of the Building provided in Exhibit B attached hereto and made a part hereof. Lessor reserves the right from time to time, after consultation with Lessee and upon written notice to Lessee, to make such changes, additions or amendments to the Rules and Regulations as it may deem necessary or advisable. Lessor shall have no liability to Lessee for any failure of any sublessees or lessees of the Building to comply with such Rules and Regulations.

     (g) Operation. Lessee shall not place, install, or operate on the Leased Premises or in any part of the Building any engine, refrigerating, heating or air conditioning apparatus, stove, or machinery, or conduct mechanical operations, or place or use in or about the Leased Premises any inflammable, explosive, hazardous, or odorous solvents or materials without the prior written consent of Lessor. No portion of the Leased Premises shall at any time be used for cooking, residential quarters; provided, however, that Lessee may place refrigerators and microwave ovens in the Building.

     (h) Repair and Maintenance. Lessee shall, at its own cost, repair/replace any damage or injury done to the Leased Premises or any part thereof caused by Lessee or Lessee's agents, contractors, employees, invitees, or visitors. If Lessee fails promptly to make such repairs/replacements to the Leased Premises, Lessor may make such repairs/replacement, and Lessee shall repay the cost of such repairs/replacement plus ten percent (10%) thereof to Lessor on demand.

     (i)  Telephone System.

          (i) As part of this Lease, Lessor hereby leases to Lessee, the existing telephone system "as is where is", including without limitation all cabling, telephone switch, telephone instruments, voice mail system, network cabling in the Building (collectively called the "Telephone System") as more particularly described on Exhibit C attached hereto for all purposes. Lessee may, at its own cost, add upgrades to the Telephone System at any time during the Term. Any such upgrades shall become the property of Lessor and shall remain with the Telephone System after departure of Lessee from the Leased Premises.

          (ii) Lessee shall maintain and pay for telephone service provided by a third party approved by Lessor. Any existing unexpired service agreements at the commencement or

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Lessor                                                                  Lessee

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termination of this Lease shall be paid in full by Lessee or shall be paid by
Lessor and reimbursed to Lessor by Lessee.

          (iii) Lessee must not sell, mortgage or part with possession or control, or attempt to sell, mortgage or part with possession or control of the Telephone System, except as provided in paragraph 18 hereof.

          (iv) Lessee may not pledge, encumber, create a security interest in, or permit any lien to become effective on all or any portion of the Telephone System. On the occurrence of any of these events, Lessee will be in default. Lessee must promptly notify Lessor of any such liens, charges, or other encumbrances of which Lessee has knowledge. Lessee must promptly pay or satisfy any obligation from which any such lien or encumbrance arises. Lessee must deliver to Lessor appropriate satisfactions, waivers, or evidence of payment of any such lien or encumbrance.

          (v) On the expiration of the Term, or on any earlier termination of this Lease, Lessee must return the Telephone System to Lessor in good repair, condition and working order, normal wear and tear excepted. In addition, Lessee will provide Lessor a complete and updated inventory of the Telephone System.

     (j) Signage. Lessee shall be allowed exterior signage on the Building subject to Lessor and City of Austin design approval.

     (k) Lessor Access. Lessor shall have the right to enter upon and inspect the Leased Premises following reasonable notice to Lessee in accordance with paragraph 21(b).

     12. QUIET ENJOYMENT. So long as Lessee is not in default under the terms and provisions of this Lease, Lessee shall peaceably hold and enjoy the Leased Premises during the said term.

     13.  INSURANCE; INDEMNITY.

     (a) Lessee's Insurance. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease:


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Lessor                                                                  Lessee

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          (i) Comprehensive general liability insurance with broad form general liability endorsement, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined, or in a greater amount as reasonably determined by Lessor, and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Leased Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

          (ii) Worker's compensation coverage as required by law, together with employer's liability coverage, with a limit of not less than $500,000.

          (iii) Fire and extended coverage insurance, with vandalism and malicious mischief, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all Lessee's personal property, fixtures, equipment, and tenant improvements.

     (b) Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under (a) above, or certificates evidencing the existence and amounts of such insurance, within seven (7) days after the Commencement Date. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals thereof.

    (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this Paragraph 13 are adequate to cover Lessee's property or obligations under this Lease.

    (d) Hazard Insurance. During the Lease term, Lessor shall maintain policies of insurance covering loss of or damage to the Leased Premises in an amount equal to 100% of the replacement value of the Building. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), and Inflation Guard endorsement, and any other perils (except flood and earthquake, unless required by any lender holding a security interest in the Leased Premises) which Lessor deems necessary.


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Lessor                                                                  Lessee

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          (e) INDEMNITY. LESSEE SHALL INDEMNIFY AND HOLD HARMLESS LESSOR AND
LESSOR'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, GUESTS, INVITEES, AND LENDERS FROM AND AGAINST ALL LOSSES, CLAIMS, COSTS, DAMAGE, LIABILITY OR EXPENSES, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES, ARISING OUT OF ANY AND ALL INJURIES TO OR DEATH OF ANY PERSON OR DAMAGE TO ANY PROPERTY ARISING OUT OF ANY OCCURRENCE ON OR IN THE PREMISES, INCLUDING THAT CAUSED BY THE NEGLIGENCE OF LESSOR, BUT NOT TO THE EXTENT CAUSED BY THE INTENTIONAL ACT OR GROSS NEGLIGENCE OF LESSOR, OR ARISING FROM ANY BREACH OR DEFAULT IN THE PERFORMANCE OF ANY OF LESSEE'S OBLIGATIONS UNDER THIS LEASE, OR ARISING FROM ANY ACT OR OMISSION OF LESSEE OR LESSEE'S DIRECTORS, OFFICERS, CONTRACTORS, CUSTOMERS, INVITEES, EMPLOYEES. IF ANY ACTION OR PROCEEDING IS BROUGHT AGAINST LESSOR BY REASON OF ANY SUCH MATTER, LESSEE UPON NOTICE FROM LESSOR SHALL DEFEND THE SAME AT LESSEE'S EXPENSE BY COUNSEL REASONABLY SATISFACTORY TO LESSOR AND LESSOR SHALL COOPERATE WITH LESSEE IN SUCH DEFENSE. LESSOR NEED NOT HAVE FIRST PAID ANY SUCH CLAIM IN ORDER TO BE SO INDEMNIFIED. LESSEE, AS A MATERIAL PART OF THE CONSIDERATION TO LESSOR, HEREBY ASSUMES ALL RISK OF DAMAGE TO PROPERTY OF LESSEE OR INJURY TO PERSONS, IN, UPON OR ABOUT THE LEASED PREMISES ARISING FROM ANY CAUSE AND LESSEE HEREBY WAIVES ALL CLAIMS IN RESPECT THEREOF AGAINST LESSOR, EXCEPT TO THE EXTENT CAUSED BY THE INTENTIONAL ACT OR GROSS NEGLIGENCE OF LESSOR.

     (f) Exemption of Lessor from Liability. Lessee hereby agrees that except to the extent caused by the intentional act or gross negligence of Lessor, Lessor shall not be liable to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Leased Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, regardless of whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, including the negligence of Lessor, regardless of whether said damage or injury results from conditions arising upon the Leased


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Lessor                                                                  Lessee

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Premises, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or user of the Leased Premises, nor from the failure of Lessor to enforce the provisions of any lease of any other sublessee of the Leased Premises.

     (g) Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, as and to the extent permitted by applicable insurance policies, Lessor and Lessee each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause to the extent but only to the extent the foregoing are insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

     (h) Fire or Other Casualty. The parties hereto mutually agree that if any time during the Term the Leased Premises or any portion of the Building are partially (more than 20% of replacement cost) or totally destroyed by fire or other casualty covered by the fire and extended coverage insurance, the Lessor may, at its option, upon written notice to Lessee, delivered within sixty (60) days after such occurrence, elect either (i) to promptly repair and restore the Leased Premises and the Building, as soon as it is reasonably practicable, to substantially the same conditions in which the Leased Premises and the Building were before such damage, or (ii) to terminate the Lease with such termination to be effective on the date of such fire or other casualty; provided, however in the event Lessee has occupied and conducted business on the Leased Premises during the interim between the fire or other casualty and the delivery of the written notice, the termination will be effective on the date Lessee last occupied and conducted business on the Leased Premises.

     In the event the Leased Premises are completely destroyed or so damaged by fire or other casualty covered by the fire and extended coverage insurance to be carried by Lessor under the terms hereof that it cannot reasonably be used by Lessee for the purposes herein provided and this Lease is not terminated as above provided, then there shall be a total


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Lessor                                                                  Lessee

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abatement of rent until the Leased Premises are made usable. In the event the
Leased Premises are substantially destroyed or damaged by fire or other hazard so that the Leased Premises can be only partially used by Lessee for the purposes herein provided, then there shall be a partial abatement in the rent corresponding to the time and extent to which the Leased Premises cannot be used by Lessee.

     If the Leased Premises shall be damaged by fire or other casualty resulting from the fault or negligence of Lessee, or the agents employees, licensees, or invitees of Lessee, then, to the extent not covered by insurance, such damage shall be repaired by and at the expense of Lessee, under the direction and supervision of Lessor, and rent shall continue without abatement.

     (i) Condemnation and Loss or Damage. If the Leased Premises or any part thereof shall be taken or condemned for any public purpose to such an extent as to render the remainder of the Leased Premises, in the opinion of Lessor and Lessee, not reasonably suitable for Lessee's occupancy, this Lease shall, at the option of either party, forthwith cease and terminate. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Lessor. In addition, Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or persons occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, force majeure or any other cause beyond the control of Lessor, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, except to the extent caused by the intentional act or gross negligence of Lessor.

     14. DEFAULT BY LESSEE. The occurrence of any one or more of the following events shall constitute a default and breach of the Lease by Lessee.

     (a) The vacating or abandonment of the Leased Premises by Lessee. Such vacating or abandonment shall be deemed to have occurred upon the absence of the Lessee from the Leased Premises for ten (10) consecutive days while Lessee is in default in the payment of any sum to be paid by Lessee hereunder, during the term of the Lease or any renewals or extensions thereof.

     (b) The failure by Lessee to make any payment of Monthly Rental, Additional Rental or Forecast Additional Rental or any other payment required to be made by Lessee hereunder as

/s/                                       /s/
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Lessor                                                                  Lessee
and when due, provided such failure shall continue for a period of ten (10) business days after written notice thereof by Lessor to Lessee.

     (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in Paragraph 13(a) and (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (d) The making by Lessee, or any guarantor of Lessee's obligations under this Lease, of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Lessee, or any guarantor of Lessee's obligations under this Lease, of a petition to have Lessee, or any guarantor of Lessee's obligations under this Lease, adjudged a bankrupt, or a petition for reorganization or arrangement under any laws relating to bankruptcy (unless, in the case of a petition filed against Lessee, or any guarantor of Lessee's obligations under this Lease, the same is dismissed within thirty (30) days); or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Leased Premises or of interests in this Lease, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Leased Premises or of Lessee's interest in this Lease, where such seizure is not discharged in thirty (30) days.

     15. REMEDIES IN DEFAULT BY LESSEE. Except as otherwise required herein, in the event of any such default or breach by Lessee, from time to time, in its sole discretion, and without notice and without limiting Lessor in the exercise of any other right or remedy which Lessor may be entitled to exercise at law or in equity, Lessor may elect to:

     (a) Terminate this Lease, after ten (10) business days written notice to Lessee, and forthwith repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (1) the cost of recovering the Leased Premises; (2) all unpaid Base Rental, Additional Rental and Forecast Additional Rental earned at the time of termination, plus interest thereon at the maximum lawful rate; (3) an amount equal to the difference between (i) the total rental (Base Rental, Additional Rental and Forecast Additional Rental computed as stated in this


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

Lease) for the remaining portion of the Term; and (ii) the then present value of the fair rental value of the Leased Premises for such period (the parties hereto agreeing that the fair rental value of the Leased Premises shall be the sum of all rentals to be paid during such period discounted at the rate of ten percent (10%) per annum); (4) the cost of repairs or of alteration of the Leased Premises that are the Lessee's responsibility under this Lease; (5) that portion of any leasing commission paid by Lessor applicable to the unexpired term of Lease; and (6) any other sum of money and damages owed by Lessee to Lessor.

     (b) Terminate, after five (5) days written notice to Lessee, Lessee's right of possession (but not the Lease) and repossess the Leased Premises by forcible entry or otherwise, without demand or notice of any kind to Lessee and without terminating this Lease, in which event Lessor may, but shall be under no obligation to do so, re-let the same for the account of Lessee for such rent and upon such terms as shall be satisfactory to Lessor. For the purpose of such re-letting, Lessor is authorized to make any repairs, changes, alterations, or additions in or to Leased Premises that may be desirable, necessary or convenient, and, if the same are re-let and a sufficient sum shall not be realized from such re-letting after paying the unpaid Rental, Additional Rental or Forecast Additional Rental due hereunder earned but unpaid at the time of re-letting, plus interest thereon at a maximum lawful rate, the cost of recovering possession, and all of the costs and expenses of such repairs, changes, alterations, and additions and the expenses of such re-letting and of the collection of the rent accruing therefrom to satisfy all rent provided for in this Lease to be paid, the Lessee shall satisfy and pay any such deficiency upon demand therefor from time to time. If Lessor is unable to re-let the Lease Premises, then Lessee shall pay to Lessor as damages a sum equal to the amount of all rentals specified in this Lease for the term thereof. Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of this paragraph from time to time, and that no delivery or recovery of any portion due Lessor hereunder shall be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Lessor, nor shall such re-letting be construed as an election on the part of the Lessor to terminate this Lease unless a written notice of such intention be given to Lessee by Lessor. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter elect to terminate this lease for any previous breach.

     (c) In the event of abandonment as defined in paragraph 14(a) above, of the Leased Premises by Lessee, Lessor may enter the premises to make inspections, to show prospective tenants and to remove and store any property of Lessee in the Leased Premises, without

/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee
terminating this Lease or limiting any other remedy of Lessor under this Lease. In addition to any other rights of Lessor, Lessor may dispose of the stored property if Lessee does not claim such property within sixty (60) days after the property is stored. Lessor shall deliver by certified mail to Lessee at Lessee's last known address a notice stating that Lessor may dispose of Lessee's property if Lessee does not claim the property within sixty (60) days after the date the property is stored. Lessee's rights in and to such stored property and Lessor's obligations as herein set forth with regard to such stored property are subject to and subordinated to the landlord's lien in and to all personal property of Lessee on the Leased Premises as set forth in paragraph 15(g). Notwithstanding anything herein to the contrary, upon an abandonment of the Leased Premises by Lessee, Lessor shall be under no obligation to re-enter the Leased Premises, store any property or take any other action. In any such event, Lessor may continue this Lease and recover the full amount of the rent to be paid hereunder as it comes due.

     (d) Pursuit of any remedy by Lessor, whether hereunder or otherwise, shall never be deemed an election of remedies. Lessee further agrees that failure by Lessor to use diligence in enforcing its rights against Lessee, or in requiring performance by Lessee of any of its obligations hereunder or in preserving the liability of Lessee hereunder, shall not impair, reduce or in any manner affect Lessor's rights or remedies hereunder, or Lessee's liability or obligations hereunder.

     (e) Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Lessee, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. No removal or other exercise of dominion by Lessor over the property of Lessee or others on the Leased Premises shall be deemed unauthorized or constitute a conversion, Lessee hereby consenting, after any event of default, to the aforesaid exercise of dominion over Lessee's property within the Leased Premises. All claims for damages, except to the property of Lessee or others on the Leased Premises, by reason of such re-entry and/or repossession are hereby waived, as are all claims for damages by reason of any distress warrant, forcible entry and detainer proceedings, sequestration proceedings or other legal process. Lessee agrees that any re-entry by Lessor may be pursuant to judgment contained in forcible entry and detainer proceedings or other legal proceedings or without the necessity for any legal proceedings if such re-entry may be accomplished without force, as Lessor may elect, and Lessor shall not be liable in trespass or otherwise.

/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

     (f) If Lessee should fail to make any payment or cure any default hereunder within the time herein permitted, Lessor, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Lessee (and enter the Leased Premises for such purpose), and thereupon Lessee shall be obligated to, and hereby agrees, to pay Lessor, upon demand, all reasonable costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Lessor in taking such remedial action.

     (g) In the event that Lessor shall have taken possession of the Leased Premises pursuant to the authority herein granted, then Lessor shall have the right to keep in place and use all of the furniture, fixtures, equipment, and other personal property at the Leased Premises, including that which is owned by or leased to Lessee, at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor shall also have the right to remove from the Leased Premises (without notice to Lessee and without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and place same in storage at any place within Travis County; and in such event, Lessee shall be liable to Lessor for costs incurred by Lessor in connection with such removal and storage. Lessor shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Lessor a copy of any instrument represented to Lessor by Claimant to have been executed by Lessee granting Claimant the right under the circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity of said instrument and without the necessity of Lessor making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act.

     16. HOLDING OVER. In the event of holding over by Lessee after expiration or termination of this Lease without the written consent of Lessor, Lessee shall pay monthly as liquidated damages a sum equal to one and one-half (1 1/2) times the amount of the monthly Base Rental, Forecast Additional Rental and Additional Rental paid, or to be paid, by Lessee to Lessor for the last month of the Term for the entire holdover period. No holding over by Lessee after the Term of the lease shall operate to extend the Lease. In the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other Lessee to whom


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

Lessor may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease. Any holding over with the consent of Lessor in writing shall thereafter constitute this Lease a lease from month to month.

     17. NON-WAIVER. Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either at law or in equity.

     18. DEFAULT BY LESSOR. Except as may otherwise be provided herein, Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Leased Premises whose name and address shall have been furnished previously to Lessee in writing, specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Except as may otherwise be provided herein, Lessee shall not have the right to terminate this Lease, it being agreed that Lessee's remedies shall be limited to actual damages, without any award for incidental or consequential damages.

     19.  ASSIGNMENT AND SUBLETTING.

     (a) Lessee may assign the Leased Premises or any part thereof or sublease, mortgage, pledge, or hypothecate its leasehold interest only with the prior express written permission of Lessor. Such permission shall not be unreasonably withheld or delayed. Any attempt to do any of the foregoing without the prior express written permission of Lessor, shall be void and of no effect. Lessee must furnish to Lessor the name and terms of any proposed assignment or sublease of each proposed assignee or sublessee.

     (b) Any assignment or sublease of the leasehold, whether or not consent is required under the terms of this Lease, and consent to any assignment or sublease by Lessor, shall not operate to release Lessee of any obligation hereunder and Lessee shall remain liable for the performance of all of the covenants, duties, and obligations hereunder including without limitation


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee
the obligation to pay all rent and other sums herein provided to be paid, and Lessor shall be entitled to enforce the provisions of this instrument against the Lessee and/or against any assignee or sublessee, or either of them, at the election of Lessor.

     (c) Lessee shall give Lessor written notice of the consummation of any assignment or sublease consented to by Lessor, shall furnish to Lessor copies of all assignments, transfers, subleases, and other documents executed in connection with such assignment or sublease, and shall notify Lessor in writing of the date the assignee or sublessee takes possession of the Leased Premises or a portion thereof.

     (d) Lessee shall require of any sublessee a security deposit equal to at least one month's rent with Lessor to be held pursuant to the terms of paragraph 9 above.

     20. SUBORDINATION. This Lease and Lessee's rights hereunder are and will remain subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Leased Premises, and to all increases, renewals, modifications, consolidations, replacements, and extension thereof (collectively referred to as the "Mortgage"). If the holder of a Mortgage becomes the owner of the Leased Premises by reason of foreclosure or acceptance of a deed in lieu of foreclosure, at such holder's election Lessee will be bound to such holder or its successor-in-interest under all terms and conditions of this Lease, and Lessee will be deemed to have attorned to and recognized such holder or successor as Lessor's successor-in-interest for the remainder of the Lease term or any extension thereof. In such event, the holder of such Mortgage will agree that, so long as Lessee is not then in default hereunder, such holder will recognize this Lease and will not disturb Lessee in its possession of the Leased Premises for any reason other than one which would entitle the Lessor to terminate this Lease under its terms. The foregoing is self-operative and no further instrument of subordination and/or attornment will be necessary unless required by Lessor or the holder of a Mortgage, in which case Lessee will, within ten (10) days after written request, execute and deliver without charge any documents reasonably required by Lessor or such holder in order to confirm the subordination and attornment set forth above. Should the holder of a Mortgage request that this Lease and Lessee's rights hereunder be made superior, rather than subordinate, to the Mortgage, then Lessee will, within ten (10) days after written request, execute and deliver without charge such agreement as may be reasonably required by such holder in order to effectuate and evidence such superiority of the Lease to the Mortgage.


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

     21.  MISCELLANEOUS.

     (a) Attorney's Fees. In case it should be necessary or proper for Lessor or Lessee to bring any action under this Lease, then the prevailing party in any such action shall be entitled to reasonable attorneys' fees, expenses and court costs from the non-prevailing party.

     (b) Lessor's Entry/Inspections. With 4 hours notice, Lessor's agents and representatives shall have the right to enter the Leased Premises at any reasonable time during business hours (or at any time in case of emergency) (i) to inspect the Premises, (ii) to make such repairs as may be required or permitted pursuant to this Lease, and/or (iii) during the last 180 day period prior to expiration of this Lease or following notice from Lessee of Lessee's intent to cancel this Lease pursuant to paragraph 3 above, for showing the Leased Premises to any prospective tenant. In addition, Lessor shall have the right to erect a suitable sign on the Leased Premises stating the Leased Premises are available for lease. Lessee will provide Lessor with all keys necessary to enter the Leased Premises in case of an emergency.

     (c) No Partnership or Agency. Lessor does not in any way or for any purpose become a partner of Lessee in the conduct of its business or otherwise, or a joint venturer with Lessee. Lessee shall not be deemed an agent of Lessor for any purpose.

     (d) Accord and Satisfaction. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly consideration or other payments herein stipulated shall be deemed to be other than an account of the earliest stipulated monthly consideration or other payments then due, or shall any check or writing accompanying any check or payment as monthly consideration or other payment provided for herein be deemed an accord or satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such monthly consideration or other payments or to pursue other remedies provided in this Lease or by law.

     (e) Acceptance of Leased Premises and Building by Lessee. In consideration of the Allowance granted by Lessor to Lessee under paragraph 22 hereof, the taking of possession of the Leased Premises by Lessee shall be conclusive evidence as against Lessee (1) that Lessee accepts the Leased Premises in "AS IS" condition and as suitable for the purpose for which same is leased; (2) that it accepts the Building and the land and each and every part and appurtenance thereof as being in a good and satisfactory condition; and (3) that Lessee waives any defects in the Leased Premises and its appurtenances. Lessor shall not be liable, except in the


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee
event of negligence if and to the extent such liability is indemnified by insurance, and in the event of the intentional act or gross negligence notwithstanding whether such claim is indemnified by insurance, to Lessee or any of its agents, employees, and servants for any injury or damage to person or property due to the condition or design of or any defect in the Building or its mechanical systems and equipment which may exist or occur. Lessor shall be liable for simple negligence only to the extent Lessor is indemnified by insurance.

     In addition to a visual inspection of the Leased Premises, Lessor warrants and conveys to Lessee that the Leased Premises are in good working order at lease commencement including but not limited to: the roof membrane, HVAC, Telephone System and security system.

     (f) Laws Governing. The laws of the State of Texas shall govern the interpretation and validity of, and other matters pertaining to, this lease.

     (g) Notice. Any notice which may or shall be given under the terms of this Lease shall, unless otherwise provided herein, be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, to the address below. Such addresses may be changed from time to time by either party by giving written notice as provided above. Notice shall be deemed given when delivered (if delivered by Hand) or when postmarked (if sent by mail).

              LESSOR:      RGK RENTALS, LTD.
                           1301 West 25th Street, Suite 300
                           Austin, Texas 78705
                           Attention: David McNeil

              LESSEE:      APPLIED SCIENCE FICTION, INC.
                           8920 Business Park Drive
                           Austin, Texas 78759
                           Attention: Mark Urdahl

              LESSEE:      FACILITIES SERVICES, INC.
                           P.O. Box 830849
                           Richardson, Texas 75083
                           Attention: Jimmie Mayhew

/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

     (h) Severability. If any clause or provision of this Lease is illegal, invalid, or unenforceable, under present or future laws effective during the term hereof, then it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of both parties that in lieu of each clause or provision that is illegal, invalid, or unenforceable, there be added as a party of this Lease a clause or provision as similar to in terms to such illegal, invalid, or unenforceable clause or provision as is enforceable.

     (i) Entire Agreement and Binding Effect. This Lease Agreement, including exhibits A, B, C and D all of which are hereby incorporated herein by reference, constitute the entire agreement between Lessor and Lessee; no prior written or prior contemporaneous oral promises or representations shall be binding. Paragraph captions herein are for convenience only, and neither limit nor amplify the provisions of this Lease. The provisions of this Lease shall be binding upon and insure to the benefit of the heirs, executors, administrator, successors, and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment and subletting by Lessee.

     (j) Assignment by Lessor. Lessor shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and the Leased Premises referred to herein.

     (k) Alterations. This Lease may not be altered, changed, or amended, except by an instrument in writing signed by both parties herein.

     (l) Gender. When required for clarity, the masculine gender shall also include the feminine and neuter.

     22. REFURBISHMENT ALLOWANCE. Lessor grants to Lessee a refurbishment allowance of $269,920.00 (the "Allowance") to be used by Lessee for improvements to and renovation of the Leased Premises (the "Improvements"). Upon submission of invoices and releases by Lessee, Lessor shall promptly reimburse Lessee for actual costs incurred in construction of the Improvements. Lessee is solely responsible for the cost of any Improvements in excess of the Allowance.


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

     23. Brokerage. Lessor agrees to pay to KAM Properties, Inc. and the Don Cox Company of Austin, Texas, for services performed in procurring and negotiating this agreement, as set out in the Commission Agreement executed February 20, 1998.


     EXECUTED this 20th day of March, 1998

                                    LESSOR:   RKG RENTALS, LTD.
                                              By: KMS Ventures, Inc., Partner
                                              By: /s/ Gregory A. Kozmetsky
                                                 -------------------------------
                                                 Gregory A. Kozmetsky, President


                                    LESSEE:   APPLIED SCIENCE FICTION, INC.

                                              By: /s/ Mark Urdahl
                                                 ------------------------------
                                               Mark Urdahl, President and C.E.O.


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

                                   EXHIBIT A

                                LEASED PREMISES


BALCONES NORTH
OFFICE BUILDING


                           [FLOOR PLAN APPEARS HERE]

/s/                                                     /s/
------------------                                      ---------------------
  Lessor                                                     Lessee

                                   EXHIBIT B

                             RULES AND REGULATIONS

     1. No signs of any kind or nature, symbol, or identifying mark shall be put on the Building, elevators, staircases, entrances, parking areas or upon the doors or walls, whether plate glass or otherwise of the Leased Premises nor within the Leased Premises so as to be visible from the public areas or exterior of the Building, without prior written approval of Lessor. All signs or lettering shall conform in all respects to the sign and/or lettering criteria established by Lessor.

     2. Lessee shall not make or permit any loud or improper noises in the building or otherwise interfere in any way with other Lessees.

     3. Lessor will not be responsible for any lost or stolen personal property or equipment from the Leased Premises or public areas, regardless of whether such loss occurs when the area is locked against entry or not.

     4. Lessee, or the employees, agents, servants, visitors, or licensees of Lessee shall not, at any time or place, leave or discard rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building. No animals or vehicles of any description shall be brought into or kept in or about the building.

     5. None of the entries, passages, doors, hallways, or stairways in the building shall be blocked or obstructed.

     6. Lessor shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment, including computers, safes, large files, etc., that are to be placed in the building, and only those which in the exclusive judgment of the Lessor will not do damage to the floors, structure, and/or elevators may be moved into the Building. Any damage caused by installing, moving, or removing such aforementioned articles in the Building shall be paid by Lessee.

     7. All Christmas and other decorations must be constructed of flame retardant materials.

     8. All doors leading from public corridors to the Leased Premises are to be kept closed when not in use.

     9. Canvassing, soliciting, or peddling in the Building is prohibited and Lessee shall cooperate to prevent the same.

     10. Lessee shall give immediate notice to Lessor in case of accidents in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.


/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

                                   EXHIBIT C

                               TELEPHONE SYSTEM



A complete inventory of the Telephone System will be delivered to Lessee at Lessee's possession of the Leased Premises



/s/                                       /s/
----------------------------------        -------------------------------------
Lessor                                                                  Lessee

                                   EXHIBIT D

                            FAIR MARKET RENTAL RATE

If Lessee elects to renew this Lease, Base Rental and Forecasted Additional Rental for each renewal term shall be an amount equal to one hundred percent (100%) of the Fair Market Rental Rate of the Leased Premises in relation to market conditions at the time of the extension. The Fair Market Rental Rate of the Leased Premises shall be determined as follows:

     After timely receipt by Lessor of Lessee's notice of exercise of option to renew the Lease, Lessor and Lessee shall have a period of thirty (30) days in which to agree on the Fair Market Rental Rate as the Base Rental for the Leased Premises. If Lessor and Lessee agree on the Fair Market Rental Rate for the Leased Premises, then they shall immediately execute a new lease.

     In the event that Lessor and Lessee are unable to agree as to the Fair Market Rental Rate of the Leased Premises under a renewal of the Lease within thirty (30) days after such notice of intent to renew was given by Lessee, Lessor and Lessee shall each promptly appoint an appraiser, and the two appraisers so appointed shall select a third, or if they cannot agree upon a third appraiser, either party may petition a court of competent jurisdiction for the appointment of a third appraiser; provided, however, that each appraiser must be an "MAI" appraiser with at least five (5) years experience in appraising real property in Travis County, Texas. Each party shall be responsible for the compensation, if any, of the third appraiser. Such appraisers shall each make a separate appraisal of the Fair Market Rental Rate of the Leased Premises under a renewal of the Lease and shall deliver copies of their appraisals to Lessor and Lessee, and the average of the three appraisals shall be the figure designated as the Fair Market Rental Rate for the purposes of this renewal option. Lessor and Lessee shall, separately and collectively and in good faith, take any necessary steps to insure that all three appraisals are completed within thirty
(30) days after the appointment of the first appraiser to be appointed. If Lessee wishes to renew the Lease at the Fair Market Rental Rate determined by such appraisal, Lessee shall, within ten (10) days after the last appraisal has been delivered to it, give notice in writing to Lessor of Lessee's agreement to renew the Lease at a rental rate equal to the average of the three appraisals, which rental rate shall be specified in such notice. Failure by Lessee to timely give such notice of agreement shall terminate the right of Lessee to renew the Lease.

/s/                                       /s/
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Lessor                                                                  Lessee

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

     11. Lessee shall not use the Leased Premises or permit the Leased Premises to be used for photographic multilith, or multigraph reproductions, except in connection with its own business without Lessor consent and Lessor will not unreasonably withhold consent.

     12. Any damages (excepting normal wear and tear) caused to carpet in the Leased Premises shall be repaired or replaced at the expense of Lessee.

     13. Lessee, or the employees, agents, servants, visitors, or licensees of Lessee, shall abide by the Rules and Regulations established from time to time for the parking area.

     14. Lessee shall not allow to pass into any sewer, drain, or toilet serving the Leased Premises or located in the Building any oil, grease, or any other deleterious effluent or substance which may cause an obstruction in or damage to such sewer, drain, or toilet.

     15. All areas within the Building are designated as "no smoking areas".

     16. Lessor reserves the right, after consultation with Lessee, to rescind any of these Rules and Regulations of the Building, and to make such other and further Rules and Regulations of the Building as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the Leased Premises, and the operation thereof, the preservation of good order therein, and the protection and comfort of the other Lessees in the Building and their agents, employees, and invitees. Changes in these Rules and Regulations, when made and written notice thereof is given to Lessee, shall be binding upon Lessee in like manner as if originally herein prescribed. Provided, however, such changes shall not operate so as to change the provisions of the lease agreement between lessor and lessee and as long as changes do not effect normal operations of business that are in place at the time on a day-to-day basis.

/s/                                       /s/
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Lessor                                                                  Lessee

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